UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 15, 2011

CONMED HEALTHCARE MANAGEMENT, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-27554	42-1297992
(Commission File Number)	(I.R.S. Employer Identification Number)

7250 Parkway Dr. Suite 400 Hanover, MD (Address of principal executive offices)	21076 (Zip Code)

(410) 567-5520
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Information.

On November 15, 2011, Conmed Healthcare Management, Inc. (“Conmed” or the “Company”) issued a press release announcing that it has received notice from Ayelet Investments LLC and Ayelet Merger Subsidiary (collectively, “Ayelet”), the counterparties to Conmed's previously announced Merger Agreement, that Ayelet does not in good faith believe that it will be able to obtain financing on substantially the terms described in the financing commitment due to the inability of Ayelet and its potential financing sources to agree on certain post-closing covenants, including, among others, post-closing financial covenants.  Such financing is necessary for Ayelet to have the funds available to complete the proposed merger between Conmed and Ayelet.  Conmed is now considering the various options available to it based on such notification; however, in order to continue to comply with its obligations under the Merger Agreement, the Company will hold its previously announced Special Meeting of Shareholders today, November 15, 2011 at 9:00 a.m..  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 8.01 and the attached Exhibit 99.1 is furnished to, but shall not be deemed “filed” with, the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Additional Information About This Transaction

Conmed filed a definitive proxy statement with the Securities and Exchange Commission on October 25, 2011 in connection with the proposed transaction with Ayelet. The definitive proxy statement has been mailed to Conmed’s stockholders.  Conmed’s stockholders are urged to read the proxy statement and other relevant materials because they contain important information about the proposed merger with Ayelet. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Conmed on its corporate website at www.conmedinc.com.

Conmed’s officers and directors may be deemed to be participants in the solicitation of proxies from Conmed’s stockholders with respect to the proposed transaction with Ayelet. Information about Conmed’s executive officers and directors, and their ownership of Conmed’s common stock, is set forth in the definitive proxy statement filed with the SEC on October 25, 2011 and other relevant documents regarding the proposed transaction with Ayelet.  Copies of these documents may be obtained, free of charge, as described above.

Forward Looking Statements

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements that are not historical facts including statements which may be identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “potentially,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management, and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.  These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control) including, without limitation: potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction with Ayelet pursuant to the Merger Agreement, dated July 11, 2011; unexpected costs or expenses resulting from the proposed transaction with Ayelet; litigation or adverse judgments relating to the proposed transaction with Ayelet; risks relating to the consummation of the contemplated transaction with Ayelet, including the risk that Ayelet will be unable to obtain the necessary financing to consummate the proposed transaction, or that the required stockholder approval might not be obtained in a timely manner or at all, or that other closing conditions will not be satisfied; other factors not currently anticipated by management which may materially and adversely affect the closing of the proposed transaction with Ayelet; the Company's ability to increase revenue and to continue to obtain new contracts, contract renewals and extensions; inflation exceeding the Company’s projection of the inflation rate of cost of services under multi-year contracts; the ability to obtain bonds; decreases in occupancy levels or disturbances at detention centers; malpractice litigation; the ability to utilize third-party administrators for out-of-facility care; compliance with laws and government regulations, including those relating to healthcare; competition; investigation and auditing of our contracts by government agencies; termination of contracts due to lack of government appropriations; material adverse changes in economic and industry conditions in the healthcare market; negative publicity regarding the provision of correctional healthcare services; dependence on key personnel and the ability to hire skilled personnel; influences of certain stockholders; increases in healthcare costs; insurance; public company obligations; limited liability of directors and officers; the Company’s ability to meet the NYSE Amex continued listing standards; and stock price volatility. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2010. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED HEALTHCARE MANAGEMENT, INC.

Date: November 15, 2011	By:	/s/ Thomas W. Fry
Name: Thomas W. Fry
Title: Senior Vice President, Chief Financial Officer and Secretary